SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement          [ ] Confidential, for Use of
[x] Definitive Proxy Statement                 the Commission Only (as
[ ] Definitive Additional Materials            permitted by
[ ] Soliciting Material Pursuant to            Rule 14a-6(e)(2))
            Section 240.14a-11(c)
            or Section 240.14a-12

                         Barrett Business Services, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of  Person(s)  Filing Proxy  Statement  if other than the  Registrant)
Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

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    2)  Aggregate number of securities to which transaction applies:

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    3)  Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

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
                         BARRETT BUSINESS SERVICES, INC.

                                                                  April 10, 2000


Dear Stockholder:

               You are cordially invited to attend the annual meeting of stockholders of Barrett Business Services, Inc., to be held at 2:00 p.m. on Tuesday, May 16, 2000, at the Multnomah Athletic Club, 1849 S.W. Salmon Street, Portland, Oregon.

               Matters to be presented for action at the meeting include the election of directors, amendment of the Company's stock incentive plan and ratification of the selection of independent accountants.

               We look forward to conversing with those of you who are able to attend the meeting in person. Whether or not you can attend, it is important that you sign, date and return your proxy as soon as possible. If you do attend the meeting and wish to vote in person, you may withdraw your proxy and vote personally.

                                           Sincerely,

                                           /s/ William W. Sherertz

                                           William W. Sherertz
                                           President and Chief Executive Officer

                         BARRETT BUSINESS SERVICES, INC.

                          -----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 16, 2000

                          -----------------------------

               You are invited to attend the annual meeting of stockholders of Barrett Business Services, Inc., to be held at the Multnomah Athletic Club, 1849 S.W. Salmon Street, Portland, Oregon, on Tuesday, May 16, 2000, at 2:00 p.m., Pacific Time.

               Only stockholders of record at the close of business on March 31, 2000, will be entitled to vote at the meeting.

               The meeting is being held to consider and act upon the following matters:

               1.     Election of directors.

               2. Approval of an amendment to the Company's 1993 Stock Incentive Plan.

               3. Approval of the appointment of PricewaterhouseCoopers LLP as independent accountants for the current fiscal year ending December 31, 2000.

               4. Such other business as may properly come before the meeting or any adjournments thereof.

               Please sign and date the accompanying proxy, and return it promptly in the enclosed postage-paid envelope to avoid the expense of further solicitation. If you attend the meeting, you may withdraw your proxy and vote your shares in person.

                                           By Order of the Board of Directors

                                           /s/ Michael D. Mulholland

                                           Michael D. Mulholland
                                           Secretary

Portland, Oregon
April 10, 2000

                         BARRETT BUSINESS SERVICES, INC.
                            4724 S.W. MACADAM AVENUE
                             PORTLAND, OREGON 97201
                                 (503) 220-0988

                                ----------------

                                 PROXY STATEMENT
                       2000 ANNUAL MEETING OF STOCKHOLDERS

                                ----------------

               This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Barrett Business Services, Inc. (the "Company"), to be voted at the annual meeting of stockholders to be held on May 16, 2000, and any adjournments thereof. The proxy statement and accompanying form of proxy were first mailed to stockholders on approximately April 10, 2000.

                 VOTING, REVOCATION AND SOLICITATION OF PROXIES

               When a proxy in the accompanying form is properly executed and returned, the shares represented will be voted at the meeting in accordance with the instructions specified in the spaces provided in the proxy. If no instructions are specified, the shares will be voted FOR Items 1, 2 and 3 in the accompanying Notice of Annual Meeting of Stockholders.

               Stockholders may expressly abstain from voting on Items 2 and 3 by so indicating on the proxy. Abstentions and shares represented by duly executed and returned proxies of brokers or other nominees which are expressly not voted on Item 2 or 3 will have no effect on the required vote on either matter.

               Any proxy given pursuant to this solicitation may be revoked by the person giving the proxy at any time prior to its exercise by written notice to the Secretary of the Company of such revocation, by a later-dated proxy received by the Company, or by attending the meeting and voting in person. The mailing address of the Company's principal executive offices is 4724 S.W. Macadam Avenue, Portland, Oregon 97201.

               The solicitation of proxies will be made primarily by mail, but proxies may also be solicited personally or by telephone or facsimile by directors and officers of the Company without additional compensation for such services. Brokers and other persons holding shares in their names, or in the names of nominees, will be reimbursed for their reasonable expenses in forwarding soliciting materials to their principals and in obtaining authorization for the execution of proxies. All costs of solicitation of proxies will be borne by the Company.

                          OUTSTANDING VOTING SECURITIES

               The close of business on March 31, 2000, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. On the record date, the Company had outstanding 7,457,998 shares of Common Stock, $.01 par value ("Common Stock"), each share of which is entitled to one vote at the meeting. Common Stock is the only outstanding voting security of the Company.

                              ELECTION OF DIRECTORS

               The directors of the Company are elected at the annual meeting of stockholders in May to serve until the next annual meeting and until their successors are elected and qualified. The Board has set the number of positions on the Board at six. All of the nominees for election as directors are members of the present Board.

               A nominee will be elected if the nominee receives a plurality of the votes cast by the shares entitled to vote in the election, provided that a quorum is present at the meeting. Unless authority to vote for a director or directors is withheld, the accompanying proxy will be voted FOR the election of the nominees named below. If for some unforeseen reason a nominee should become unavailable for election, the number of directors constituting the Board may be reduced prior to the annual meeting or the proxy may be voted for the election of such substitute nominee as may be designated by the Board.

               Any recommendations as to nominees for election at the 2001 annual meeting should be submitted in writing by December 11, 2000, to the Secretary of the Company at its principal executive offices and should include the name, address and qualifications of each proposed nominee.

               The following table sets forth information with respect to each person nominated for election as a director, including their ages as of February 29, 2000, business experience during the past five years and directorships in other corporations.

                                                                                       DIRECTOR
NAME                     PRINCIPAL OCCUPATION (1)                                AGE     SINCE
----                     ------------------------                                ---     -----

Robert R. Ames           Retired Vice Chairman of First Interstate Bank of       59      1993
                         Oregon, N.A.
Richard W. Godard        Area Vice President of the Company                      37      2000
Herbert L. Hochberg      Managing Director - Corporate Finance and Director,     69      1998
                         Ladenburg Thalmann & Co. Inc., New York, New York,
                         an investment banking firm
Anthony Meeker           Director of Key Asset Management, Inc., New York,       60      1993
                         New York, an investment management firm
Nancy B. Sherertz        Private investor                                        50      1998
William W. Sherertz      President and Chief Executive Officer of the Company    54      1980

-------------

(1) During the past five years, the principal occupation and employment of each nominee for director has been in the capacity set forth above except as follows:

        (a) Mr. Ames currently is actively engaged in numerous real estate development ventures. From 1992 to 1995, he was the Vice Chairman of the Board of Directors of First Interstate Bank of Oregon, N.A. From 1983 to 1991, Mr. Ames served as President of the Bank.

        (b) Mr. Godard has been Area Vice President of the Company in its Northern California region since April 1998 and has been a member of the Company's management since 1994.

        (c)    Mr.  Meeker  was  Treasurer  of the State of Oregon  from 1987 to
               1993.

        (d) Ms. Sherertz was President and a director of the Company from 1975 to March 1993.

        (e)    Mr. Sherertz also serves as Chairman of the Board of Directors.

Ms. Sherertz and Mr. Sherertz were married to each other until 1994.

DIRECTORS' MEETINGS AND STANDING COMMITTEES

               The standing committees of the Board include an audit committee and a compensation committee. During 1999, the Board held 10 meetings, the audit committee held five meetings and the compensation committee held four meetings. Each director standing for reelection attended more than 75 percent of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he or she served during 1999, except Mr. Meeker, who attended 10 out of 14 meetings.

               The audit committee reviews services provided by the independent accountants, makes recommendations concerning their engagement or discharge, and reviews with management and the independent accountants the results of their audit, the adequacy of internal accounting controls, and the quality of financial reporting. The members of the audit committee are Mr. Ames, chairman, and Mr. Hochberg.

               The compensation committee reviews the compensation of executive officers of the Company and makes recommendations to the Board regarding salary levels and other forms of compensation to be paid to executive officers, including decisions as to grants of options and other stock-based awards. The members of the compensation committee are Mr. Meeker, chairman, Mr. Hochberg and Ms. Sherertz, who does not participate in the committee's deliberations regarding stock options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

               The members of the compensation committee of the board of directors of the Company during 1999 were Herbert L. Hochberg, Anthony Meeker, and Nancy B. Sherertz. Ms. Sherertz was President of the Company from 1975 to March 1993.

            STOCK OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

BENEFICIAL OWNERSHIP TABLE

               The following table gives information regarding the beneficial ownership of Common Stock as of March 31, 2000, by each director and nominee for director and certain named executive officers and by all directors and executive officers of the Company as a group. In addition, it gives information about each person or group known to the Company to own beneficially more than 5 percent of the outstanding shares of Common Stock. Unless otherwise indicated, all shares listed as beneficially owned are held with sole voting and dispositive powers.

                                                                 AMOUNT AND
                                                                    NATURE            PERCENT
                                                                OF BENEFICIAL           OF
NAME OF BENEFICIAL OWNER                                         OWNERSHIP (2)         CLASS
------------------------                                         -------------         -----

Heartland Advisors, Inc.(1)...................................... 1,283,300(3)         17.2%
Rentschler Family Trust (1)......................................   668,880             9.0%
Wynnefield Capital Management, LLC (1)...........................   623,686             8.4%
Robert R. Ames...................................................     8,500              *
Richard W. Godard................................................    50,531              *
Herbert L. Hochberg..............................................    51,550(4)           *
Anthony Meeker...................................................     7,950              *
Michael D. Mulholland............................................    94,122             1.3%
Nancy B. Sherertz(1)............................................. 1,535,560(5)         20.6%
William W. Sherertz(1)........................................... 2,008,400(6)         26.3%
Gregory R. Vaughn................................................    30,600              *
All directors and executive officers as a group
(9 persons)...................................................... 3,805,901            48.5%

----------

*       Less than 1 percent of the outstanding shares of Common Stock.

(1) The addresses of persons owning beneficially more than 5 percent of the outstanding Common Stock are as follows: Heartland Advisors, Inc., 789 North Water Street, Milwaukee, Wisconsin 53202; Rentschler Family Trust and Keith N. and Yolanda Rentschler, 7383 Whitegate Drive, Riverside, California 92506; Wynnefield Capital Management, LLC, One Penn Plaza, Suite 4720, New York,

        New York 10119;  Nancy B. Sherertz,  401  Goldsborough  Street,  Easton,
        Maryland 21601; and William W. Sherertz, 4724 S.W. Macadam Avenue, Portland, Oregon 97201.

(2) Includes options to purchase Common Stock which are presently exercisable or will become exercisable by May 30, 2000, as follows: Mr. Ames, 7,500 shares; Mr. Godard, 49,306 shares; Mr. Hochberg, 750 shares; Mr. Meeker, 7,500 shares; Mr. Mulholland, 94,122 shares; Ms. Sherertz, 750 shares; Mr. Sherertz, 182,443 shares; Mr. Vaughn, 30,600 shares; and all directors and executive officers as a group, 391,659 shares.

(3) Heartland Advisors, Inc., a registered investment advisor, filed an amendment to Schedule 13G on January 18, 2000, reporting sole voting power as to 846,400 shares and sole dispositive power to 1,283,300 shares.

(4) Includes 15,800 shares owned by Mr. Hochberg's wife, as to which he disclaims beneficial ownership and voting and dispositive powers.

(5) Ms. Sherertz disclaims beneficial ownership of 3,310 shares held by her minor children.

(6) Includes 10,000 shares owned by Mr. Sherertz's wife and 31,300 shares held by his minor children and her minor child, as to which he shares voting and dispositive powers.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

               Section 16 of the Securities Exchange Act of 1934 ("Section 16") requires that reports of beneficial ownership of Common Stock and changes in such ownership be filed with the Securities and Exchange Commission ("SEC") by
Section 16 "reporting persons," including directors, executive officers, and certain holders of more than 10 percent of the outstanding Common Stock. To the Company's knowledge, all Section 16 reporting requirements applicable to known reporting persons were complied with for transactions and stock holdings during 1999.

               APPROVAL OF AMENDMENT TO 1993 STOCK INCENTIVE PLAN

DESCRIPTION OF AMENDMENT TO THE INCENTIVE PLAN

               On March 16, 2000, the Board adopted, subject to stockholder approval, an amendment to the Company's 1993 Stock Incentive Plan (the "Incentive Plan") to increase the number of shares of Common Stock which may be made the subject of awards under the Incentive Plan by 250,000 to 1,550,000 shares, subject to adjustment for changes in capitalization. The Incentive Plan provides for the grant of stock options and other stock-based awards to the Company's employees, non-employee directors, and outside consultants or advisers. At March 31, 2000, there were 76,889 shares available for future grants of awards under the Incentive Plan. Shares subject to awards which expire or are otherwise terminated will again become available for grants of new awards. No awards or specific plans with respect thereto had been made regarding the additional 250,000 shares authorized by the amendment at the date of this proxy statement.

               At March 31, 2000, 24 employees and five non-employee directors held awards under the Incentive Plan and represented the pool of persons considered eligible to participate in the Incentive Plan at that date. The closing sale price for the Common Stock reported by The Nasdaq Stock Market on March 31, 2000, was $6.00.

DESCRIPTION OF AWARDS UNDER THE INCENTIVE PLAN

               The Incentive Plan is administered by the compensation committee of the Board (the "Committee"). The types of awards (collectively referred to as "Awards") that may be granted by the Committee under the Incentive Plan include:

               Options. Options to purchase Common Stock may be incentive stock options meeting the requirements of Section 422 of the Code, or nonqualified options which are not eligible for such tax-favored treatment. Incentive stock options may expire not more than ten years from the date of grant. The Incentive Plan does not specify a maximum term for nonqualified options. The exercise price per share must be not less than 100 percent of the fair market value of a share of Common Stock on the date the option is granted for incentive stock options and not less than 75 percent of such fair market value for nonqualified options. The Incentive Plan also authorizes the issuance of nonqualified deferred compensation options with an exercise price of not less than $.01 per share for the purpose of deferring a specified amount of income for a recipient. The award agreement relating to an option may, in the discretion of the Committee, provide that if an option is exercised using previously-acquired shares in payment of the exercise price, the recipient shall automatically be granted a replacement option (a "reload option") for a number of shares equal to the number (or a portion of the number) of shares surrendered with an exercise price equal to the fair market value of the Common Stock on the date of grant.

               Stock Appreciation Rights (" SARs"). A recipient of SARs will receive upon exercise an amount equal to the excess (or specified portion thereof) of the fair market value of a share of Common Stock on the date of exercise over the base price, multiplied by the number of shares as to which the rights are exercised. The base price will be designated by the Committee in the award agreement and may be equal to, higher or lower than the fair market value of the Common Stock on the date of grant. Payment may be in cash, in shares of Common Stock, in the form of a deferred compensation option or in any other form approved by the Committee. SARs may be granted in connection with options or other Awards or may be granted as independent Awards.

               Restricted Awards. Restricted Awards may take the form of restricted shares or restricted units. Restricted shares are shares of Common Stock which are subject to such limitations as the Committee deems appropriate, including restrictions on sale or transfer. Restricted shares may be subject to forfeiture in the event the recipient terminates employment or service as a consultant during a specified period. Stock certificates representing restricted shares are issued in the name of the recipient but are held by the Company until the expiration of any restrictions. From the date of issuance of restricted shares, the recipient is entitled to the rights of a stockholder with respect to such shares, including voting and dividend rights.

               Restricted units are awards of units equivalent in value to a share of Common Stock, which similarly may be subject to forfeiture if the recipient terminates employment or service as a consultant during a specified period. At the expiration of such period, payment is made with respect to restricted units in an amount equal to the value of the number of shares covered by the restricted units. Payment may be in cash or unrestricted shares of Common Stock or in any other form approved by the Committee.

               Performance Awards. Performance Awards are granted in units equivalent in value to a share of Common Stock. A performance Award is subject to forfeiture if or to the extent the recipient fails to meet certain performance goals during a designated performance cycle. Performance Awards earned by attaining performance goals are paid at the end of a performance cycle in cash or shares of Common Stock or in any other form approved by the Committee.

               Other Stock-Based Awards. The Committee may grant other Awards that involve payments or grants of shares of Common Stock or are measured by or in relation to shares of Common Stock. The Incentive Plan provides flexibility to design new types of stock-based or stock-related Awards to attract and retain employees, directors and consultants in a competitive environment.

               Non-Employee  Director Options.  Non-employee  directors may only
receive  Awards  under  the  Incentive  Plan  as  described   under   "Executive
Compensation-Directors' Compensation" below.

ADJUSTMENTS FOR CHANGES IN CAPITALIZATION

               In the event of a change in capitalization, the Committee may make such proportionate adjustments in the aggregate number of shares for which Awards may be granted under the Incentive Plan, the maximum number of shares which may be awarded to any participant, and the number of shares covered by, and the exercise or base price of, any outstanding Awards, as the Committee in its sole discretion may deem appropriate.

DURATION, TERMINATION AND AMENDMENT OF THE INCENTIVE PLAN

               The Incentive Plan will remain in effect until Awards have been granted covering all available shares under the Incentive Plan or the Incentive Plan is otherwise terminated by the Board. The Board may terminate the Incentive Plan at any time, but any such termination will not affect any outstanding Awards. The Board may also amend the Incentive Plan from time to time, but may not, without stockholder approval, materially increase the benefits accruing to participants under the Incentive Plan, materially increase the aggregate number of shares of Common Stock which may be issued under the Incentive Plan, or materially modify the requirements as to eligibility for participation in the Incentive Plan. The Board may amend the Incentive Plan without stockholder approval to take into account changes in certain laws and regulations.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS

               The Incentive Plan complies with certain requirements contained in Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), which relates to the deductibility by the Company of certain executive compensation for federal income tax purposes. The maximum number of shares subject to options or stock appreciation rights ("SARs") which may be granted to any individual participant under the Incentive Plan during any calendar year may not exceed 200,000 shares.

               The following discussion summarizes the principal anticipated federal income tax consequences of grants of stock options under the Incentive Plan to participants and to the Company.

               Tax Consequences to Participants

               Incentive Stock Options. Incentive stock options under the Incentive Plan are intended to meet the requirements of Section 422 of the Code. No income results to a participant upon the grant of an incentive stock option or upon the issuance of shares when the option is exercised. The amount realized on the sale or taxable exchange of such shares in excess of the exercise price will be considered a capital gain, except that if such disposition occurs within one year after exercise of the option or two years after grant of the option, the participant will recognize compensation taxable at ordinary income tax rates measured by the amount by which the lesser of (a) the fair market value on the date of exercise or (b) the amount realized on the sale of the shares, exceeds the exercise price. For purposes of determining alternative minimum taxable income, an incentive stock option is treated as a nonqualified option.

               Nonqualified Options. No taxable income is recognized upon the grant of a nonqualified option. In connection with the exercise of a nonqualified option, a participant will generally realize compensation income (self-employment income for non-employee directors) measured by the difference between the exercise price and the fair market value of the shares acquired on the date of exercise. The participant's cost basis in the acquired shares is the fair market value of the shares on the exercise date. Any gain upon sale of the shares is capital gain.

               Payment of Exercise  Price in Shares.  The  Committee  may permit participants to pay all or a portion of the exercise price using previously-acquired shares of Common Stock. If an option is exercised and payment is made in previously held shares, there is no taxable gain or loss to the participant other than any gain recognized as a result of exercise of the option, as described above.

               Tax Consequences to the Company

               To the extent participants qualify for capital gains treatment with respect to the sale of shares acquired pursuant to exercise of an incentive stock option, the Company will not be entitled to any tax deduction in connection with incentive stock options. In the case of nonqualified stock options, the Company will be entitled to receive a federal income tax deduction at the same time and in the same amount as the amount which is taxable to participants as ordinary income.

BOARD RECOMMENDATION AND VOTE REQUIRED

               The Board recommends a vote FOR the proposed amendment to the Incentive Plan. If a quorum is present at the annual meeting, the amendment will be approved upon the affirmative vote of a majority of the votes cast upon the proposal at the meeting. In the event the amendment is not approved by the stockholders, the Incentive Plan will remain in effect as to the 1,300,000 shares of Common Stock already subject to the plan.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

               The following table sets forth for the years indicated the compensation awarded or paid to, or earned by, the Company's chief executive officer and the Company's other executive officers whose salary level and bonus in 1999 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                              ------------
                                                                               SECURITIES
                                                                               UNDERLYING
NAME AND PRINCIPAL                                   SALARY        BONUS        OPTIONS
POSITION                               YEAR           ($)           ($)            (#)
------------------------------      ----------      -------      ---------    ------------

William W. Sherertz...........         1999          $144,000      $25,920         30,000
President and                          1998           144,000           --             --
Chief Executive Officer                1997           144,000           --         68,860

Michael D. Mulholland.........         1999           160,000       28,800         12,667
Vice President-Finance                 1998           150,834       19,212         13,024
and Secretary; Chief                   1997           130,000       19,591         22,926
Financial Officer

Gregory R. Vaughn.............         1999           116,667       21,600          7,238
Vice President                         1998            80,000       10,190          7,535

STOCK OPTION DATA

               The following table provides information as to options to purchase Common Stock granted under the Incentive Plan to the named executive officers during 1999.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                INDIVIDUAL GRANTS
--------------------------------------------------------------------------------

                        NUMBER OF     % OF TOTAL
                       SECURITIES       OPTIONS
                       UNDERLYING     GRANTED TO
                         OPTIONS     EMPLOYEES IN     EXERCISE                    GRANT DATE
                       GRANTED(1)       FISCAL          PRICE       EXPIRATION      PRESENT
NAME                       (#)           YEAR         ($/SHARE)        DATE      VALUE($)(2)
----                       ---           ----         ---------        ----      -----------

William W. Sherertz      30,000          15.5%         $8.9375       2/5/2009      $151,500

Michael D.               12,667           6.5          8.9375        2/5/2009        63,968
Mulholland

Gregory R.                7,238           3.8          8.9375        2/5/2009        36,552
Vaughn

(1) Options generally become exercisable cumulatively in four equal annual installments beginning one year after the date of grant; provided that the option will become exercisable in full upon the officer's death, disability or retirement, or in the event of a change in control of the Company. A change in control is defined in the option agreements to include (i) any occurrence which would be required to be reported as such by the proxy disclosure rules of the SEC, (ii) the acquisition by a person or group (other than the Company or one of its employee benefit plans) of 30 percent or more of the combined voting power of its voting securities, (iii) with certain exceptions, the existing directors' ceasing to constitute a majority of the Board, (iv) certain transactions involving the merger, sale, or transfer of a majority of the assets of the Company, or (v) approval by the stockholders of a plan of liquidation or dissolution of the Company. The options include a feature which entitles an optionee who tenders previously-acquired shares of Common Stock to pay all or part of the exercise price of the option, to be granted a replacement option (a "reload option") to purchase a number of shares equal to the number of shares tendered with an exercise price equal to the fair market value of the Common Stock on the date of grant. No SARs were granted by the Company during 1999.

(2) The values shown have been calculated based on the Black-Scholes option pricing model and do not reflect the effect of restrictions on transferability or vesting. The values were calculated based on the following assumptions: (i) expectations regarding volatility of 46 percent were based on monthly stock price data for the Company; (ii) the risk-free rate of return (5.75 percent) was assumed to be the Treasury Bond rate whose maturity corresponds to the expected term (7.0 years) of the option granted; and (iii) no dividends on the Common Stock will be paid during the option term. The values which may ultimately be realized will depend on the market value of the Common Stock during the periods during which the options are exercisable, which may vary significantly from the assumptions underlying the Black-Scholes model.

               Information concerning exercises of stock options during 1999 and the value of unexercised options held by the named executive officers at December 31, 1999, is summarized in the table below.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES(1)

                         NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                       UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS AT
                     OPTIONS AT FISCAL YEAR-END            FISCAL YEAR-END (2)
                     --------------------------            -------------------
NAME                   EXERCISABLE  UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----                   -----------  -------------    -----------   -------------
William W. Sherertz     168,693        55,000            $ 0          $ 0

Michael D. Mulholland    78,594        38,523              0            0

Gregory R. Vaughn        26,883        37,980              0            0

-----------------------------------------

(1) The named executive officers did not exercise any options or SARs during 1999 and did not hold any SARs at December 31, 1999.

(2) No options were "in-the-money" on December 31, 1999, because the market value of the Common Stock, based on the mean of the reported high and low sale prices on The Nasdaq Stock Market on that date, $6.625, was below the option exercise price.

DIRECTORS' COMPENSATION

               Under the standard arrangement in effect at the end of 1999, directors (other than directors who are full-time employees of the Company, who do not receive directors' fees) are entitled to receive a fee of $500 for each Board meeting attended and each meeting of a committee of the Board attended other than a committee meeting held on the same day as a Board meeting.

               A nonqualified option for 1,000 shares of Common Stock is granted automatically to each non-employee director whose term begins on or continues after the date of each annual meeting of stockholders at an exercise price equal to the fair market value of the Common Stock on the date of the meeting. Accordingly, on May 12, 1999, each then non-employee director received an option for 1,000 shares at an exercise price of $7.75 per share.

               Payment of the exercise price of options granted to non-employee directors may be in cash or in previously-acquired shares of Common Stock. Each option includes a reload option feature to the extent that previously-acquired shares are used to pay the exercise price. Non-employee director options (other than reload options) become exercisable in four equal annual installments beginning one year after the date of grant. Reload options become exercisable six months following the date of grant. All options granted to a non-employee director will be exercisable in full upon the director's death, disability or retirement, or in the event of a change in control of the Company. The option term will expire three months following the date upon which the holder ceases to be a director other than by reason of death, disability or retirement; in the event of death or disability, the option will expire one year thereafter, while non-employee director options will expire five years after retirement.

EMPLOYMENT AGREEMENT

               In January 1999, the Company entered into an employment agreement with Michael D. Mulholland, Vice President-Finance and Secretary of the Company. The term of the agreement will expire on January 26, 2002, subject to automatic extension for an additional year annually unless either party notifies the other of an election to terminate the agreement by December 27 of the prior year, such that the effective term of the agreement will always have at least two years remaining. In the event of a change in control of the Company, the agreement will be renewed automatically for a two-year period beginning with the day immediately preceding the change in control. The employment agreement provides for an annual salary of $155,000, subject to annual review by the board of directors, together with other compensation and benefits provided for in the Company's compensation policy for executive officers adopted in 1995.

               Pursuant to the employment agreement, if Mr. Mulholland's employment is terminated by the Company following a change in control of the Company other than by reason of death or disability or for cause, or by Mr. Mulholland within 90 days following a change in duties related to a change in control of the Company, he will be entitled to receive a lump sum payment of an amount equal to two times his then-current annual base salary, subject to reduction to the extent that such amount would be subject to the excise tax imposed on benefits that constitute excess parachute payments under Section 280G of the Code.

               A change in control of the Company for purposes of the employment agreement is defined as summarized in the notes to the first table under "Stock Option Data" above, except for a business combination transaction in which the Company becomes a privately-held company and William W. Sherertz continues as President and Chief Executive Officer. A change in duties includes a significant change in the nature or scope of Mr. Mulholland's position, responsibilities, authorities or duties, a significant diminution in his eligibility to participate in compensation plans or benefits, a change in the location of his employment by more than 30 miles or a significant violation of the Company's obligations under the agreement.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

               The compensation committee (the "Committee") of the Board is composed of three outside directors who act as an independent resource to the Board in recommending executive salary levels and analyzing other proposed forms of executive compensation. The Committee, except for Ms. Sherertz, also provides disinterested administration of the Company's stock-based Incentive Plan.

               The Committee's goal is to serve the interests of the Company's stockholders by enabling the Company to attract, motivate, and retain the caliber of management expertise necessary for the successful implementation of the Company's strategic goals.

               The Company's overall approach to executive compensation is based on a philosophy that combines a goal-driven annual cash compensation package with equity incentives designed to build stock ownership among key employees. These two key principles serve to align executives effectively with stockholder interests by focusing management on financial goals necessary to enhance stockholder value, as well as long-term growth, by strongly encouraging significant ownership in the Company's stock.

               Salaries. Base salaries for the Company's executive officers are initially determined by evaluating the responsibilities of the position and the experience of the individual, and by reference to the competitive marketplace for management talent. Annual salary adjustments are determined by evaluating the competitive marketplace, the performance of the Company, the performance of the executive, particularly with respect to the individual's specific contribution to the Company's success and any increased responsibilities assumed by the executive.

               Annual Cash Incentive Bonuses. The Committee implemented a policy to guide its compensation decisions with respect to the executive officers of the Company below the level of president. It is the Committee's belief that the stewardship provided by the executive officers is best measured by the Company's return on equity. Accordingly, recommendations for annual awards of cash incentive bonuses for 1999 were based upon a formula with reference to the Company's return on stockholders' equity for the year ended December 31, 1999, and the executive's total salary for the year.

               Long-Term Incentive Compensation. The Company strives to align executive officer financial interests with long-term stockholder value. See "Option Grants in Last Fiscal Year" above for details of options granted to the named executive officers in 1999.

               Chief Executive Officer Compensation. It was the recommendation of the Company's president, William W. Sherertz, to the Committee that his salary level remain unchanged for 1999. In view of the fact that Mr. Sherertz's salary level has remained unchanged for several years, the Committee awarded Mr. Sherertz a cash incentive bonus for 1999 based upon the same formula used for other executive officers of the Company. In addition, the Company awarded Mr. Sherertz an option for 30,000 shares of Company common stock based upon the Company's performance for 1999 and in further recognition of his continued declination to accept an increase in salary. The Committee recognizes that Mr. Sherertz is a significant shareholder in the Company and, to the extent his performance as chief executive officer results in an increase in the value of the Company's stock, all stockholders, including him, share the benefits.

                                                          COMPENSATION COMMITTEE
                                                          Anthony Meeker, Chair
                                                          Herbert L. Hochberg
                                                          Nancy B. Sherertz

                             STOCK PERFORMANCE GRAPH

               The following graph shows the cumulative total return at the dates indicated for the period from December 31, 1994, until December 31, 1999, for the Common Stock, the Standard & Poor's 500 Stock Index (the "S&P 500"), and for a group of the Company's peers in the staffing industry. In addition, the graph has been prepared assuming (i) reinvestment of dividends and (ii) investment of $100 in each of the S&P 500 and the peer group at the close of business on December 31, 1994.


                                [GRAPHIC OMITTED]

Prepared by the Center for Research in Security Prices Produced on 03/09/2000 including data to 12/31/1999

                   12/1994     12/1995     12/1996     12/1997     12/1998     12/1999

Barrett
 Business
 Services,
 Inc.               100.0       105.4       108.9        83.9        60.7        47.3

S&P 500
 Stocks             100.0       137.6       169.5       226.1       291.8       353.0

Self-
 Determined
 Peer Group         100.0       115.0       123.8       162.7       140.0       134.5

Companies in the Self-Determined Peer Group:

     ADIA SERVICES INC                       CDI CORP
     KELLY SERVICES INC                      MANPOWER INC WIS
     OLSTEN CORP                             ROBERT HALF INTERNATIONAL INC
     STAFF BUILDERS INC NEW                  UNIFORCE SERVICES INC

Notes:

     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

     D.   The index level for all series was set to $100.0 on 12/30/1994.

               APPROVAL OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

               The Board has selected PricewaterhouseCoopers LLP as independent accountants to examine the financial statements of the Company for the fiscal year ending December 31, 2000. Although the appointment of accountants is not required to be submitted to a vote of the stockholders, the Board has decided to ask the stockholders to approve the appointment and recommends that you vote FOR approval. If a majority of the shares of Common Stock represented at the annual meeting does not vote to approve the appointment, the Board will reconsider the appointment.

               PricewaterhouseCoopers LLP were the independent accountants for the year ended December 31, 1999. The Company expects representatives of PricewaterhouseCoopers LLP to be present at the 2000 annual stockholders' meeting and to be available to respond to appropriate questions. The accountants will have the opportunity to make a statement at the annual meeting if they desire to do so.

                                  OTHER MATTERS

               Management knows of no matters to be brought before the annual meeting other than the election of directors, amendment of the Incentive Plan, and ratification of the selection of accountants. However, if any other business properly comes before the meeting, the persons named in the accompanying form of proxy will vote or refrain from voting thereon in accordance with their judgment pursuant to the discretionary authority given them in the proxy.

                STOCKHOLDER PROPOSALS FOR ANNUAL MEETING IN 2001

               Stockholder proposals submitted for inclusion in the proxy materials for the annual meeting of stockholders to be held in 2001 must be received by the Company by December 11, 2000. Any such proposal should comply with the SEC's rules governing stockholder proposals submitted for inclusion in proxy materials. Proposals should be addressed to Michael D. Mulholland, Secretary, Barrett Business Services, Inc., 4724 S.W. Macadam Avenue, Portland, Oregon 97201.

               For any proposal that is not submitted for inclusion in next year's proxy materials, but instead is sought to be presented directly at the 2001 annual meeting, management will be able to vote proxies in its discretion if the Company: (1) receives notice of the proposal before the close of business on February 24, 2001, and advises stockholders in the 2001 proxy materials about the nature of the matter and how management intends to vote on such matter; or
(2) has not received notice of the proposal by the close of business on February 24, 2001. Notices of intention to present proposals at the 2001 annual meeting should be forwarded to the address listed above.

April 10, 2000                              BARRETT BUSINESS SERVICES, INC.

PROXY
                         BARRETT BUSINESS SERVICES, INC.
                       2000 ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



        The undersigned hereby appoints William W. Sherertz and Anthony Meeker as proxies, each with power to act alone and with power of substitution, and hereby authorizes them to represent and to vote all the shares of common stock of Barrett Business Services, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on Tuesday, May 16, 2000, at 2:00 p.m., or at any adjournment thereof.

                     (Continued and to be signed on reverse)

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                             /FOLD AND DETACH HERE/

1.  ELECTION OF DIRECTORS:  FOR all nominees listed     WITHHOLD AUTHORITY
Robert R. Ames              below (except as marked     to vote for all nominees
Richard W. Godard           to the contrary below)      listed below
Herbert L. Hochberg                /     /                    /     /
Anthony Meeker
Nancy B. Sherertz
William W. Sherertz

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)

--------------------------------------------------------------

                                                    FOR           AGAINST      ABSTAIN

2.      PROPOSAL TO AMEND THE
        COMPANY'S 1993 STOCK
        INCENTIVE PLAN.                            /     /       /     /        /     /

3.      PROPOSAL TO APPROVE THE
        APPOINTMENT OF
        PRICEWATERHOUSECOOPERS LLP
        as independent accountants for the fiscal
        year ending December 31, 2000.             /     /       /     /        /     /

4. In their discretion, upon any other matter which may properly come before the meeting.

        The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Items 1, 2, and 3. If any other matters properly come before the meeting, the persons named as proxies will vote in accordance with their best judgment.

        The undersigned acknowledge receipt of the 2000 Notice of Annual Meeting and accompanying Proxy Statement and revokes all prior proxies for said meeting.

        Please sign exactly as your name appears hereon. If the shares are jointly held, each joint owner named should sign. When signing as attorney, personal representative, administrator, or other fiduciary, please give full title. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature(s)---------------------------------------------- Date:----------, 2000

                            / FOLD AND DETACH HERE /

MEMORANDUM
----------

DATE:        April 10, 2000

TO:          Participants in the Barrett Business Services, Inc.
             Employees' Savings Plan

FROM:        Mike Mulholland

SUBJECT:     Proxy solicitation in connection with May 16, 2000
             Annual Meeting of Stockholders

--------------------------------------------------------------------------------

The enclosed material, which consists of:

             -- 1999 annual report to stockholders
             -- Proxy statement
             -- Proxy card
             -- Return envelope

             is being provided to you as a participant of Barrett's 401(k) plan, which owns shares of the Company's common stock. Pursuant to the Plan Document and Trust Agreement, you are entitled to vote the shares held for your account in the Plan on the proposals outlined in the accompanying proxy statement.

             After you have considered the enclosed information, please mark your votes on the proxy card, sign the card, fold it and return it in the postage-paid envelope. Your vote will be compiled with those of other Plan participants and conveyed to the Company's stock transfer agent by the Plan's trustee, Smith Barney Trust Company.

Enclosures

cc:  Mary Ann Frantz

                         BARRETT BUSINESS SERVICES, INC.

                              AMENDED AND RESTATED
                            1993 STOCK INCENTIVE PLAN



                             Effective March 1, 1993

                           (as amended March 16, 2000)

                               TABLE OF CONTENTS
                                                                            PAGE

ARTICLE 1             ESTABLISHMENT AND PURPOSE................................1
         1.1      Establishment................................................1
         1.2      Purpose......................................................1

ARTICLE 2             DEFINITIONS..............................................1
         2.1      Defined Terms................................................1
         2.2      Gender and Number............................................5

ARTICLE 3             ADMINISTRATION...........................................5
         3.1      General......................................................5
         3.2      Composition of the Committee.................................5
         3.3      Authority of the Committee...................................5
         3.4      Action by the Committee......................................6
         3.5      Delegation...................................................6
         3.6      Liability of Committee Members...............................6
         3.7      Costs of Plan................................................6

ARTICLE 4             DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN......6
         4.1      Duration of the Plan.........................................6
         4.2      Shares Subject to the Plan...................................6

ARTICLE 5             ELIGIBILITY..............................................6
         5.1      Employees and Non-Employee Subsidiary Directors..............6
         5.2      Non-Employee Board Directors.................................7

ARTICLE 6             AWARDS...................................................7
         6.1      Types of Awards..............................................7
         6.2      General......................................................7
         6.3      Nonuniform Determinations....................................7
         6.4      Award Agreements.............................................7
         6.5      Provisions Governing All Awards..............................7

ARTICLE 7             OPTIONS.................................................10
         7.1      Types of Options............................................10
         7.2      General.....................................................10
         7.3      Option Price................................................10
         7.4      Option Term.................................................11
         7.5      Time of Exercise............................................11
         7.6      Special Rules for Incentive Stock Options...................11
         7.7      Restricted Shares...........................................11
         7.8      Deferred Compensation Options...............................12
         7.9      Reload Options..............................................12
         7.10     Limitation on Number of Shares Subject to Options...........12

                               TABLE OF CONTENTS
                                   (continued)                              PAGE

ARTICLE 8             STOCK APPRECIATION RIGHTS...............................12
         8.1      General.....................................................12
         8.2      Nature of Stock Appreciation Right..........................12
         8.3      Exercise....................................................12
         8.4      Form of Payment.............................................13
         8.5      Limitation on Number of Stock Appreciation Rights...........13

ARTICLE 9             RESTRICTED AWARDS.......................................13
         9.1      Types of Restricted Awards..................................13
         9.2      General.....................................................13
         9.3      Restriction Period..........................................13
         9.4      Forfeiture..................................................14
         9.5      Settlement of Restricted Awards.............................14
         9.6      Rights as a Shareholder.....................................14

ARTICLE 10            PERFORMANCE AWARDS......................................15
         10.1     General.....................................................15
         10.2     Nature of Performance Awards................................15
         10.3     Performance Cycles..........................................15
         10.4     Performance Goals...........................................15
         10.5     Determination of Awards.....................................15
         10.6     Timing and Form of Payment..................................15

ARTICLE 11            OTHER STOCK BASED AND COMBINATION AWARDS................16
         11.1     Other Stock-Based Awards....................................16
         11.2     Combination Awards..........................................16

ARTICLE 12            DEFERRAL ELECTIONS......................................16

ARTICLE 13            DIVIDEND EQUIVALENTS....................................16

ARTICLE 14            NON-EMPLOYEE BOARD DIRECTORS............................16
         14.1     General.....................................................16
         14.2     Eligibility.................................................17
         14.3     Definitions.................................................17
         14.4     Initial Director Options....................................17
         14.5     Annual Director Options.....................................17

ARTICLE 15            ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.........17
         15.1     Plan Does Not Restrict Corporation..........................17
         15.2     Adjustments by the Committee................................18

ARTICLE 16            AMENDMENT AND TERMINATION...............................18

                               TABLE OF CONTENTS
                                   (continued)                              PAGE

ARTICLE 17            MISCELLANEOUS...........................................18
         17.1     Tax Withholding.............................................18
         17.2     Unfunded Plan...............................................19
         17.3     Payments to Trust...........................................19
         17.4     Annulment of Awards.........................................19
         17.5     Engaging in Competition With the Corporation................19
         17.6     Other Corporation Benefit and Compensation Programs.........19
         17.7     Securities Law Restrictions.................................20
         17.8     Governing Law...............................................20

ARTICLE 18            SHAREHOLDER APPROVAL....................................20

                         BARRETT BUSINESS SERVICES, INC.
                 AMENDED AND RESTATED 1993 STOCK INCENTIVE PLAN

                                   ARTICLE 1
                            ESTABLISHMENT AND PURPOSE

         1.1 Establishment. Barrett Business Services, Inc. ("Corporation"), hereby establishes the Barrett Business Services, Inc., 1993 Stock Incentive Plan (the "Plan"), effective as of March 1, 1993, subject to shareholder approval as provided in Article 18. The Plan was previously amended effective March 8, 1994, and March 12, 1997, and is further amended and restated as set forth herein effective March 16, 2000, subject to shareholder approval as provided in Article 16.

         1.2 Purpose. The purpose of the Plan is to promote and advance the interests of Corporation and its shareholders by enabling Corporation to attract, retain, and reward key employees, directors, and outside consultants of Corporation and its subsidiaries. It is also intended to strengthen the mutuality of interests between such employees, directors, and consultants and Corporation's shareholders. The Plan is designed to serve these purposes by offering stock options and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability, and financial success of Corporation.

                                    ARTICLE 2
                                   DEFINITIONS

         2.1 Defined Terms. For purposes of the Plan, the following terms shall have the meanings set forth below:

         "AWARD" means an award or grant made to a Participant of Options, Stock
    Appreciation  Rights,  Restricted  Awards,   Performance  Awards,  or  Other
    Stock-Based Awards pursuant to the Plan.

         "AWARD AGREEMENT" means an agreement as described in Section 6.4.

         "BOARD" means the Board of Directors of Corporation.

         "CODE" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto, together with rules, regulations, and interpretations promulgated thereunder. Where the context so requires, any reference to a particular Code section shall be construed to refer to the successor provision to such Code section.

         "COMMITTEE" means the committee appointed by the Board to administer the Plan as provided in Article 3 of the Plan.

         "COMMON STOCK" means the $.01 par value Common Stock of Corporation or any security of Corporation issued in substitution, exchange, or lieu thereof.

         "CONSULTANT" means any consultant or adviser to Corporation or a Subsidiary selected by the Committee, who is not an employee of Corporation or a Subsidiary.

         "CONTINUING RESTRICTION" means a Restriction contained in Sections 6.5(h), 17.5, 17.5, and 17.7 of the Plan and any other Restrictions expressly designated by the Committee in an Award Agreement as a Continuing Restriction.

         "CORPORATION"  means  Barrett  Business  Services,   Inc.,  a  Maryland
    corporation, or any successor corporation.

         "DEFERRED COMPENSATION OPTION" means a Nonqualified Option granted in lieu of a specified amount of other compensation pursuant to Section 7.8 of the Plan.

         "DIRECTOR   OPTIONS"  means  options  granted  to  Non-Employee   Board
    Directors pursuant to Article 14 of the Plan, including Initial Director Options and Annual Director Options.

         "DISABILITY" means the condition of being permanently "disabled" within the meaning of Section 22(e)(3) of the Code, namely being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. However, the Committee may change the foregoing definition of "Disability" or may adopt a different definition for purposes of specific Awards.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute. Where the context so requires, any reference to a particular section of the Exchange Act, or to any rule promulgated under the Exchange Act, shall be construed to refer to successor provisions to such section or rule.

         "FAIR MARKET VALUE" means on any given date, the fair market value per share of the Common Stock determined as follows:

         (a) If the Common Stock is traded on an established securities exchange, the mean between the reported high and low sale prices of Common Stock as reported for such day by the principal exchange on which Common Stock is traded (as determined by the Committee) or, if Common Stock was not traded on such date, on the next preceding day on which Common Stock was traded;

         (b) If trading activity in Common Stock is reported in the NASDAQ National Market System, the mean between the reported high and low sale prices of Common Stock as reported for such day by the NASDAQ or, if Common Stock trades were not reported on such date, on the next preceding day on which Common Stock trades were reported by the NASDAQ;

         (c) If trading activity in Common Stock is reported in the NASDAQ Bid and Asked Quotations, the mean between the bid price and asked price quote for such day as reported by the NASDAQ or, if there are no such quotes for Common Stock for such date, on the next preceding day for which bid and asked price quotes for Common Stock were reported by NASDAQ; or

         (d) If there is no market for Common Stock or if trading activities for Common Stock are not reported in one of the manners described above, the fair market value shall be as determined by the Committee.

         "INCENTIVE STOCK OPTION" or "ISO" means any Option granted pursuant to the Plan that is intended to be and is specifically designated in its Award Agreement as an "incentive stock option" within the meaning of Section 422 of the Code.

         "NON-EMPLOYEE BOARD DIRECTOR" means a member of the Board who is not an employee of Corporation or any Subsidiary.

         "NON-EMPLOYEE SUBSIDIARY DIRECTOR" means a member of the board of directors of a Subsidiary who is neither an employee of Corporation or a Subsidiary nor a member of the Board.

         "NONQUALIFIED OPTION" or "NQO" means any Option, including a Deferred Compensation Option, granted pursuant to the Plan that is not an Incentive Stock Option.

         "OPTION" means an ISO, an NQO, a Deferred Compensation Option, or a Director Option.

         "OTHER STOCK-BASED AWARD" means an Award as defined in Section 11.1.

         "PARTICIPANT" means an employee or a Consultant of Corporation or a Subsidiary, a Non-Employee Board Director, or a Non-Employee Subsidiary Director who is granted an Award under the Plan.

         "PERFORMANCE AWARD" means an Award granted pursuant to the provisions of Article 10 of the Plan, the Vesting of which is contingent on performance attainment.

         "PERFORMANCE CYCLE" means a designated performance period pursuant to the provisions of Section 10.3 of the Plan.

         "PERFORMANCE GOAL" means a designated performance objective pursuant to the provisions of Section 10.4 of the Plan.

         "PLAN" means this Barrett Business Services, Inc., 1993 Stock Incentive Plan, as set forth herein and as it may be hereafter amended and from time to time.

         "REPORTING PERSON" means a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

         "RESTRICTED AWARD" means a Restricted Share or a Restricted Unit granted pursuant to Article 9 of the Plan.

         "RESTRICTED SHARE" means an Award described in Section 9.1(a) of the Plan.

         "RESTRICTED UNIT" means an Award of units representing Shares described in Section 9.1(b) of the Plan.

         "RESTRICTION" means a provision in the Plan or in an Award Agreement which limits the exercisability or transferability, or which governs the forfeiture, of an Award or the Shares, cash, or other property payable pursuant to an Award.

         "RETIREMENT" means:

         (a) For Participants who are employees, retirement from active employment with Corporation and its Subsidiaries on or after age 65, or such earlier retirement date as approved by the Committee for purposes of the Plan;

         (b) For Participants who are Non-Employee Board Directors or Non-Employee Subsidiary Directors, retirement from the applicable board of directors after attaining the maximum age (if any) specified in the articles of incorporation or bylaws of the applicable corporation; or

         (c) For Participants who are Consultants, termination of service as a Consultant after attaining a retirement age specified by the Committee for purposes of an Award to such Consultant.

         However,   the  Committee  may  change  the  foregoing   definition  of
    "Retirement" or may adopt a different definition for purposes of specific Awards.

         "SHARE" means a share of Common Stock.

         "STOCK APPRECIATION RIGHT" or "SAR" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Article 8 of the Plan.

         "SUBSIDIARY" means a "subsidiary corporation" of Corporation, within the meaning of Section 425 of the Code, namely any corporation in which Corporation directly or indirectly controls 50 percent or more of the total combined voting power of all classes of stock having voting power.

         "VEST" or "VESTED" means:

         (a) In the case of an Award that requires exercise, to be or to become immediately and fully exercisable and free of all Restrictions (other than Continuing Restrictions);

         (b) In the case of an Award that is subject to forfeiture, to be or to become nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions);

         (c) In the case of an Award that is required to be earned by attaining specified Performance Goals, to be or to become earned and nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions); or

         (d) In the case of any other Award as to which payment is not dependent solely upon the exercise of a right, election, exercise, or option, to be or to become immediately payable and free of all Restrictions (except Continuing Restrictions).

         2.2 Gender and Number. Except where otherwise indicated by the context, any masculine or feminine terminology used in the Plan shall also include the opposite gender; and the definition of any term in Section 2.1 in the singular shall also include the plural, and vice versa.

                                   ARTICLE 3
                                 ADMINISTRATION

         3.1 General. The Plan shall be administered by a Committee composed as described in Section 3.2.

         3.2 Composition of the Committee. The Committee shall be appointed by the Board and shall consist of not less than a sufficient number of Non-Employee Board Directors so as to qualify the Committee to administer the Plan as contemplated by Rule 16b-3 under the Exchange Act. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. In the event that the Committee shall cease to satisfy the requirements of Rule 16b-3, the Board shall appoint another Committee satisfying such requirements.

         3.3 Authority of the Committee. The Committee shall have full power and authority (subject to such orders or resolutions as may be issued or adopted from time to time by the Board) to administer the Plan in its sole discretion, including the authority to:

         (a)  Construe and interpret the Plan and any Award Agreement;

         (b) Promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan;

         (c) Select the employees, Non-Employee Subsidiary Directors, and Consultants who shall be granted Awards;

         (d) Determine the number and types of Awards to be granted to each such Participant;

         (e) Determine the number of Shares, or Share equivalents, to be subject to each Award;

         (f) Determine the option price, purchase price, base price, or similar feature for any Award; and

         (g) Determine all the terms and conditions of all Award Agreements, consistent with the requirements of the Plan.

         Decisions of the Committee, or any delegate as permitted by the Plan, shall be final, conclusive, and binding on all Participants.

         3.4 Action by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved by a majority of the members present at any meeting at which a quorum is present, or action in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

         3.5 Delegation. Notwithstanding the foregoing, the Committee may delegate to one or more officers of Corporation the authority to determine the recipients, types, amounts, and terms of Awards granted to Participants who are not Reporting Persons.

         3.6 Liability of Committee Members. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Participant.

         3.7 Costs of Plan. The costs and expenses of administering the Plan shall be borne by Corporation.

                                   ARTICLE 4
              DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN

         4.1 Duration of the Plan. The Plan is effective March 1, 1993, subject to approval by Corporation's shareholders as provided in Article 18. The Plan shall remain in effect until Awards have been granted covering all the available Shares or the Plan is otherwise terminated by the Board. Termination of the Plan shall not affect outstanding Awards.

         4.2 Shares Subject to the Plan. The shares which may be made subject to Awards under the Plan shall be Shares of Common Stock, which may be either authorized and unissued Shares or reacquired Shares. No fractional Shares shall be issued under the Plan. Subject to adjustment pursuant to Article 15, the maximum number of Shares for which Awards may be granted under the Plan shall be 1,550,000. If an Award under the Plan is canceled or expires for any reason prior to having been fully Vested or exercised by a Participant or is settled in cash in lieu of Shares or is exchanged for other Awards, all Shares covered by such Awards shall be made available for future Awards under the Plan.

                                    ARTICLE 5
                                   ELIGIBILITY

         5.1 Employees and Non-Employee Subsidiary Directors. Officers and other key employees of Corporation and its Subsidiaries (including employees who may also be directors of Corporation or a Subsidiary), Consultants, and Non-Employee Subsidiary Directors who, in the Committee's judgment, are or will be contributors to the long-term success of Corporation shall be eligible to receive Awards under the Plan.

         5.2 Non-Employee Board Directors. All Non-Employee Board Directors shall be eligible to receive Director Options pursuant to Article 14 of the Plan.

                                   ARTICLE 6
                                     AWARDS

         6.1 Types of Awards. The types of Awards that may be granted under the Plan are:

         (a)  Options governed by Article 7 of the Plan;

         (b)  Stock Appreciation Rights governed by Article 8 of the Plan;

         (c)  Restricted Awards governed by Article 9 of the Plan;

         (d)  Performance Awards governed by Article 10 of the Plan;

         (e) Other Stock-Based Awards or combination awards governed by Article 11 of the Plan; and

         (f)  Director Options governed by Article 14 of the Plan.

         In the discretion of the Committee, any Award (other than a Director Option) may be granted alone, in addition to, or in tandem with other Awards under the Plan.

         6.2 General. Subject to the limitations of the Plan, the Committee may cause Corporation to grant Awards to such Participants, at such times, of such types, in such amounts, for such periods, with such option prices, purchase prices, or base prices, and subject to such terms, conditions, limitations, and restrictions as the Committee, in its discretion, shall deem appropriate. Awards may be granted as additional compensation to a Participant or in lieu of other compensation to such Participant. A Participant may receive more than one Award and more than one type of Award under the Plan.

         6.3 Nonuniform Determinations. The Committee's determinations under the Plan or under one or more Award Agreements, including without limitation,
(a) the selection of Participants to receive Awards, (b) the type, form, amount, and timing of Awards, (c) the terms of specific Award Agreements, and (d) elections and determinations made by the Committee with respect to exercise or payments of Awards, need not be uniform and may be made by the Committee selectively among Participants and Awards, whether or not Participants are similarly situated.

         6.4 Award Agreements. Each Award shall be evidenced by a written Award Agreement between Corporation and the Participant. Award Agreements may, subject to the provisions of the Plan, contain any provision approved by the Committee.

         6.5 Provisions Governing All Awards. All Awards shall be subject to the following provisions:

         (a) Alternative Awards. If any Awards are designated in their Award Agreements as alternative to each other, the exercise of all or part of one Award automatically shall cause an immediate equal (or pro rata) corresponding termination of the other alternative Award or Awards.

         (b) Rights as Shareholders. No Participant shall have any rights of a shareholder with respect to Shares subject to an Award until such Shares are issued in the name of the Participant.

         (c) Employment Rights. Neither the adoption of the Plan nor the granting of any Award shall confer on any person the right to continued employment with Corporation or any Subsidiary or the right to remain as a director of or a Consultant to Corporation or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of Corporation or a Subsidiary to terminate such person's employment or to remove such person as a Consultant or as a director at any time for any reason, with or without cause.

         (d) Nontransferable. Each Award (other than Restricted Shares after they Vest) shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable (if exercise is required) during the lifetime of the Participant, only by the Participant or, in the event the Participant becomes legally incompetent, by the Participant's guardian or legal representative.

         (e) Termination Of Employment. The terms and conditions under which an Award may be exercised, if at all, after a Participant's termination of employment or service as a Non-Employee Subsidiary Director or a Consultant shall be determined by the Committee and specified in the applicable Award Agreement.

         (f) Change in Control. The Committee, in its discretion, may provide in any Award Agreement that in the event of a change in control of Corporation (as the Committee may define such term in the Award Agreement), as of the date of such change in control:

              (i) All, or a specified portion of, Awards requiring exercise shall become fully and immediately exercisable, notwithstanding any other limitations on exercise;

              (ii)  All,  or  a  specified   portion  of,   Awards   subject  to
         Restrictions shall become fully Vested; and

              (iii)  All,  or  a  specified   portion  of,  Awards   subject  to
         Performance Goals shall be deemed to have been fully earned.

         Unless the Committee specifically provides otherwise in the change in control provision for a specific Award Agreement, Awards shall become exercisable, become Vested, or become earned as of a change in control date only if, or to the extent, such acceleration in the exercisability, Vesting, or becoming earned of the Awards does not result in an "excess parachute payment" within the meaning of Section 280G(b) of the

    Code. The Committee, in its discretion, may include change in control provisions in some Award Agreements and not in others, may include different change in control provisions in different Award Agreements, and may include change in control provisions for some Awards or some Participants and not for others.

         (g) Conditioning or Accelerating Benefits. The Committee, in its discretion, may include in any Award Agreement a provision conditioning or accelerating the Vesting of an Award or the receipt of benefits pursuant to an Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events including, without limitation, a change in control of Corporation (subject to the foregoing paragraph (f)), a sale of all or substantially all the property and assets of Corporation, or an event of the type described in Section Article 15 of this Plan.

         (h) Payment of Purchase Price and Withholding. The Committee, in its discretion, may include in any Award Agreement a provision permitting the Participant to pay the purchase or option price, if any, for the Shares or other property issuable pursuant to the Award, or the Participant's federal, state, or local tax, or tax withholding, obligation with respect to such issuance in whole or in part by any one or more of the following:

              (i) By delivering previously owned Shares (including Restricted Shares, whether or not vested);

              (ii) By surrendering outstanding other Vested Awards under the Plan denominated in Shares or in Share equivalent units;

              (iii) By reducing the number of Shares or other property otherwise Vested and issuable pursuant to the Award;

              (iv) By delivering to Corporation a promissory note payable on such terms and over such period as the Committee shall determine;

              (v)   By delivery (in a form  approved  by  the  Committee)  of an
         irrevocable   direction  to  a  securities  broker  acceptable  to  the
         Committee:

                   (A) To sell  Shares  subject to the Option and to deliver all or a part of the sales proceeds to Corporation in payment of all or a part of the option price and taxes or withholding taxes attributable to the issuance; or

                   (B) To pledge  Shares  subject to the Option to the broker as security for a loan and to deliver all or a part of the loan proceeds to Corporation in payment of all or a part of the option price and taxes or withholding taxes attributable to the issuance; or

              (vi) In any combination of the foregoing or in any other form approved by the Committee.

              If Restricted Shares are surrendered in full or partial payment of the purchase or option price of Shares issuable under an Award, a corresponding number of the Shares issued upon exercise of the Award shall be Restricted Shares subject to the same Restrictions as the surrendered Restricted Shares. Shares withheld or surrendered as described above shall be valued based on their Fair Market Value on the date of the transaction. Any Shares withheld or surrendered with respect to a Reporting Person shall be subject to such additional conditions and limitations as the Committee may impose to comply with the requirements of the Exchange Act.

              (i) Reporting Persons. With respect to all Awards granted to Reporting Persons:

                   (i) Awards requiring exercise shall not be exercisable until at least six months after the date the Award was granted, except in the case of the death or Disability of the Participant; and

                   (ii) Shares issued pursuant to any other Award may not be sold by the Participant for at least six months after acquisition, except in the case of the death or Disability of the Participant;

         provided, however, that (unless an Award Agreement provides otherwise) the limitation of this Section 6.5(i) shall apply only if or to the extent required by Rule 16b-3 under the Exchange Act. Award Agreements for Awards to Reporting Persons shall also comply with any future restrictions imposed by such Rule 16b-3.

              (j) Service Periods. At the time of granting Awards, the Committee may specify, by resolution or in the Award Agreement, the period or periods of service performed or to be performed by the Participant in connection with the grant of the Award.

                                    ARTICLE 7
                                     OPTIONS

         7.1 Types of Options. Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Options (including Deferred Compensation Options and Director Options). The grant of each Option and the Award Agreement governing each Option shall identify the Option as an ISO or an NQO. In the event the Code is amended to provide for tax-favored forms of stock options other than or in addition to Incentive Stock Options, the Committee may grant Options under the Plan meeting the requirements of such forms of options.

         7.2 General. Options shall be subject to the terms and conditions set forth in Article 6 and this Article 7 and Award Agreements governing Options shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

         7.3 Option Price. Each Award Agreement for Options shall state the option exercise price per Share of Common Stock purchasable under the Option, which shall not be less than:

              (a) $.01 per share in the case of a Deferred Compensation Option;

              (b) 75 percent of the Fair Market Value of a Share on the date of grant for all other Nonqualified Options (except Director Options); or

              (c) 100 percent of the Fair Market Value of a Share on the date of grant for all Incentive Stock Options.

         7.4 Option Term. The Award Agreement for each Option shall specify the term of each Option, which may be unlimited or may have a specified period during which the Option may be exercised, as determined by the Committee.

         7.5 Time of Exercise. The Award Agreement for each Option shall specify, as determined by the Committee:

              (a) The time or times when the Option shall become exercisable and whether the Option shall become exercisable in full or in graduated amounts based on: (i) continuation of employment over a period specified in the Award Agreement, (ii) satisfaction of performance goals or criteria specified in the Award Agreement, or (iii) a combination of continuation of employment and satisfaction of performance goals or criteria;

              (b) Such other terms, conditions, and restrictions as to when the Option may be exercised as shall be determined by the Committee; and

              (c) The extent, if any, that the Option shall remain exercisable after the Participant ceases to be an employee, Consultant, or director of Corporation or a Subsidiary.

         An Award Agreement for an Option may, in the discretion of the Committee, provide whether, and to what extent, the time when an Option becomes exercisable shall be accelerated or otherwise modified (i) in the event of the death, Disability, or Retirement of the Participant, or (ii) upon the occurrence of a change in control of Corporation. The Committee may, at any time in its discretion, accelerate the time when all or any portion of an outstanding Option becomes exercisable.

         7.6 Special Rules for Incentive Stock Options. In the case of an Option designated as an Incentive Stock Option, the terms of the Option and the Award Agreement shall conform with the statutory and regulatory requirements specified pursuant to Section 422 of the Code, as in effect on the date such ISO is granted. ISOs may be granted only to employees of Corporation or a Subsidiary. ISOs may not be granted under the Plan after ten years following the date specified in Section 4.1, unless the ten-year limitation of Section 422(b)(2) of the Code is removed or extended.

         7.7 Restricted Shares. In the discretion of the Committee, the Shares issuable upon exercise of an Option may be Restricted Shares if so provided in the Award Agreement for the Option.

         7.8 Deferred Compensation Options. The Committee may, in its discretion, grant Deferred Compensation Options with an option price less than Fair Market Value to provide a means for deferral to future dates of compensation otherwise payable to a Participant. The option price shall be determined by the Committee subject to Section 7.3(a)) of the Plan. The number of Shares subject to a Deferred Compensation Option shall be determined by the Committee, in its discretion, by dividing the amount of compensation to be deferred by the difference between the Fair Market Value of a Share on the date of grant and the option price of the Deferred Compensation Option. Amounts of compensation deferred with Deferred Compensation Options may include amounts payable under Awards granted under the Plan or under any other compensation program or arrangement of Corporation as permitted by the Committee. The Committee shall grant Deferred Compensation Options only if it reasonably determines that the recipient of such an Option is not likely to be deemed to be in constructive receipt for income tax purposes of the income being deferred.

         7.9 Reload Options. The Committee, in its discretion, may provide in an Award Agreement for an Option that in the event all or a portion of the Option is exercised by the Participant using previously acquired Shares, the Participant shall automatically be granted (subject to the available pool of Shares subject to grants of Awards as specified in Section 4.2 of the Plan) a replacement Option (with an option price equal to the Fair Market Value of a Share on the date of such exercise) for a number of Shares equal to (or equal to a portion of) the number of shares surrendered upon exercise of the Option. Such reload Option features may be subject to such terms and conditions as the Committee shall determine, including without limitation, a condition that the Participant retain the Shares issued upon exercise of the Option for a specified period of time.

         7.10 Limitation on Number of Shares Subject to Options. In no event may Options for more than 200,000 Shares be granted to any individual under the Plan during any calendar year.

                                   ARTICLE 8
                            STOCK APPRECIATION RIGHTS

         8.1 General. Stock Appreciation Rights shall be subject to the terms and conditions set forth in Article 6 and this Article 8 and Award Agreements governing Stock Appreciation Rights shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable.

         8.2 Nature of Stock Appreciation Right. A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to the excess (or, if the Committee shall determine at the time of grant, a portion of the excess) of the Fair Market Value of a Share of Common Stock on the date of exercise of the SAR over the base price, as described below, on the date of grant of the SAR, multiplied by the number of Shares with respect to which the SAR shall have been exercised. The base price shall be designated by the Committee in the Award Agreement for the SAR and may be the Fair Market Value of a Share on the grant date of the SAR or such other higher or lower price as the Committee shall determine.

         8.3 Exercise. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. The Committee may also provide that a SAR shall be automatically exercised on one or more specified dates or upon the satisfaction of one or more specified conditions. In the case of SARs granted to Reporting Persons, exercise of the SAR shall be limited by the Committee to the extent required to comply with the applicable requirements of Rule 16b-3 under the Exchange Act.

         8.4 Form of Payment. Payment upon exercise of a Stock Appreciation Right may be made in cash, in installments, in Shares, by issuance of a Deferred Compensation Option, or in any combination of the foregoing, or in any other form as the Committee shall determine.

         8.5 Limitation on Number of Stock Appreciation Rights. In no event may more than 200,000 Stock Appreciation Rights be granted to any individual under the Plan during any calendar year.

                                   ARTICLE 9
                                RESTRICTED AWARDS

         9.1 Types of Restricted Awards. Restricted Awards granted under the Plan may be in the form of either Restricted Shares or Restricted Units.

              (a)   Restricted  Shares. A Restricted Share is an Award of Shares
         transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, restrictions on the sale, assignment, transfer, or other disposition of such Restricted Shares and may include a requirement that the Participant forfeit such Restricted Shares back to Corporation upon termination of Participant's employment (or service as a Non-Employee Subsidiary Director or a Consultant) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Shares. Each Participant receiving a Restricted Share shall be issued a stock certificate in respect of such Shares, registered in the name of such Participant, and shall execute a stock power in blank with respect to the Shares evidenced by such certificate. The certificate evidencing such Restricted Shares and the stock power shall be held in custody by Corporation until the Restrictions thereon shall have lapsed.

              (b) Restricted Units. A Restricted Unit is an Award of units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, and may include a requirement that the Participant forfeit such Restricted Units upon termination of Participant's employment (or service as a Non-Employee Subsidiary Director or a Consultant) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Units.

         9.2 General. Restricted Awards shall be subject to the terms and conditions of Article 6 and this Article 9 and Award Agreements governing Restricted Awards shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

         9.3 Restriction Period. Award Agreements for Restricted Awards shall provide that Restricted Awards, and the Shares subject to Restricted Awards, may not be transferred, and may provide that, in order for a Participant to Vest in such Restricted Awards, the Participant must remain in the employment (or remain as a Non-Employee Subsidiary Director or a Consultant) of Corporation or its Subsidiaries, subject to relief for reasons specified in the Award Agreement, for a period commencing on the grant date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award (the "Restriction Period"). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of Shares received under or governed by a Restricted Award grant. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of Restrictions during the Restriction Period where the Restrictions lapse in installments) the Participant shall be entitled to settlement of the Restricted Award or portion thereof, as the case may be. Although Restricted Awards shall usually Vest based on continued employment (or service as a Non-Employee Subsidiary Director or a Consultant) and Performance Awards under Article 10 shall usually Vest based on attainment of Performance Goals, the Committee, in its discretion, may condition Vesting of Restricted Awards on attainment of Performance Goals as well as continued employment (or service as a Non-Employee Subsidiary Director or a Consultant). In such case, the Restriction Period for such a Restricted Award shall include the period prior to satisfaction of the Performance Goals.

         9.4 Forfeiture. If a Participant ceases to be an employee (or Consultant or Non-Employee Subsidiary Director) of Corporation or a Subsidiary during the Restriction Period for any reason other than reasons which may be specified in an Award Agreement (such as death, Disability, or Retirement) the Award Agreement may require that all non-Vested Restricted Awards previously granted to the Participant be forfeited and returned to Corporation.

         9.5  Settlement of Restricted Awards.

              (a) Restricted Shares. Upon Vesting of a Restricted Share Award, the legend on such Shares will be removed and the Participant's stock power will be returned and the Shares will no longer be Restricted Shares. The Committee may also, in its discretion, permit a Participant to receive, in lieu of unrestricted Shares at the conclusion of the Restriction Period, payment in cash, installments, or by issuance of a Deferred Compensation Option equal to the Fair Market Value of the Restricted Shares as of the date the Restrictions lapse.

              (b) Restricted Units. Upon Vesting of a Restricted Unit Award, a Participant shall be entitled to receive payment for Restricted Units in an amount equal to the aggregate Fair Market Value of the Shares covered by such Restricted Units at the expiration of the Applicable Restriction Period. Payment in settlement of a Restricted Unit shall be made as soon as practicable following the conclusion of the applicable Restriction Period in cash, in installments, in Shares equal to the number of Restricted Units, by issuance of a Deferred Compensation Option, or in any other manner or combination of such methods as the Committee, in its sole discretion, shall determine.

         9.6 Rights as a Shareholder. A Participant shall have, with respect to unforfeited Shares received under a grant of Restricted Shares, all the rights of a shareholder of Corporation, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to Restricted Shares shall be treated as additional Shares covered by the grant of Restricted Shares and shall be subject to the same Restrictions.

                                   ARTICLE 10
                               PERFORMANCE AWARDS

         10.1 General. Performance Awards shall be subject to the terms and conditions set forth in Article 6 and this Article 10 and Award Agreements governing Performance Awards shall contain such other terms and conditions not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

         10.2 Nature of Performance Awards. A Performance Award is an Award of units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such Performance Award or a portion thereof in the event specified performance criteria are not met within a designated period of time.

         10.3 Performance Cycles. For each Performance Award, the Committee shall designate a performance period (the "Performance Cycle") with a duration to be determined by the Committee in its discretion within which specified Performance Goals are to be attained. There may be several Performance Cycles in existence at any one time and the duration of Performance Cycles may differ from each other.

         10.4 Performance Goals. The Committee shall establish Performance Goals for each Performance Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. Performance Goals may be based on (i) performance criteria for Corporation, a Subsidiary, or an operating group, (ii) a Participant's individual performance, or (iii) a combination of both. Performance Goals may include objective and subjective criteria. During any Performance Cycle, the Committee may adjust the Performance Goals for such Performance Cycle as it deems equitable in recognition of unusual or nonrecurring events affecting Corporation, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

         10.5 Determination of Awards. As soon as practicable after the end of a Performance Cycle, the Committee shall determine the extent to which Performance Awards have been earned on the basis of performance in relation to the established Performance Goals.

         10.6 Timing and Form of Payment. Settlement of earned Performance Awards shall be made to the Participant as soon as practicable after the expiration of the Performance Cycle and the Committee's determination under
Section 10.5, in the form of cash, installments, Shares, Deferred Compensation Options, or any combination of the foregoing or in any other form as the Committee shall determine.

                                   ARTICLE 11
                    OTHER STOCK BASED AND COMBINATION AWARDS

         11.1 Other Stock-Based Awards. The Committee may grant other Awards under the Plan pursuant to which Shares are or may in the future be acquired, or Awards denominated in or measured by Share equivalent units, including Awards valued using measures other than the market value of Shares. Other Stock-Based Awards are not restricted to any specified form or structure and may include, without limitation, Share purchase warrants, other rights to acquire Shares, and securities convertible into or redeemable for Shares. Such Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, any other type of Award granted under the Plan.

         11.2 Combination Awards. The Committee may also grant Awards under the Plan in tandem or combination with other Awards or in exchange of Awards, or in tandem or combination with, or as alternatives to, grants or rights under any other employee plan of Corporation, including the plan of any acquired entity. No action authorized by this section shall reduce the amount of any existing benefits or change the terms and conditions thereof without the Participant's consent.

                                   ARTICLE 12
                               DEFERRAL ELECTIONS

         The Committee may permit a Participant to elect to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise, earn out, or Vesting of an Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such payment deferrals, including, but not limited to:
(a) payment or crediting of reasonable interest or other growth or earnings factor on such deferred amounts credited in cash, (b) the payment or crediting of dividend equivalents in respect of deferrals credited in Share equivalent units, or (c) granting of Deferred Compensation Options.

                                   ARTICLE 13
                              DIVIDEND EQUIVALENTS

         Any Awards may, at the discretion of the Committee, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the Shares covered by such Award, had such covered Shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems are appropriate or necessary.

                                   ARTICLE 14
                          NON-EMPLOYEE BOARD DIRECTORS

         14.1 General. Awards shall be made to Non-Employee Board Directors only pursuant to this Article 14. All Non-Employee Board Directors shall receive Initial Director Options and

Annual Director Options. No person, including the members of the Board or the Committee, shall have any discretion as to the selection of eligible recipients or the determination of the type, amount, or terms of Awards pursuant to this
Article 14.

         14.2 Eligibility. The persons eligible to receive Awards pursuant to this Article 14 are all Non-Employee Board Directors of Corporation.

         14.3 Definitions. For purposes of this Article 14, the following terms shall have the meanings set forth below:

         "ANNUAL MEETING DATE" means the date of Corporation's regular annual meeting of shareholders.

         "OFFERING DATE" means the closing date of Corporation's initial public offering of Shares pursuant to a registration statement which has become effective under the Securities Act of 1933.

         14.4 Initial Director Options.

              (a) Grant of Initial Director Options. As of the Offering Date, each Non-Employee Board Director who is a member of the Board on the Offering Date shall be granted automatically an Initial Director Option to purchase 1,500 Shares.

              (b) Option Price. The option purchase price for each Initial Director Option shall be equal to the public offering price of a Share.

              (c) Terms of Initial Director Option. Each Initial Director Option shall have the terms and conditions specified in the form of Award Agreement attached to this Plan as Appendix A.

         14.5 Annual Director Options.

              (a) Grant of Annual Director Options. As of each Annual Meeting Date, each Non-Employee Board Director whose term begins on or continues after that Annual Meeting Date shall be granted automatically an Annual Director Option to purchase 1,000 Shares.

              (b) Option Price. The option exercise price for each Annual Director Option shall be equal to the Fair Market Value of a Share as of the Annual Meeting Date.

              (c) Terms of Annual Director Options. Each Annual Director Option shall have the terms and conditions specified in the form of Award Agreement attached to this Plan as Appendix A.

                                   ARTICLE 15
                ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

         15.1 Plan Does Not Restrict Corporation. The existence of the Plan and the Awards granted under the Plan shall not affect or restrict in any way the right or power of the Board or the shareholders of Corporation to make or authorize any adjustment, recapitalization, reorganization, or other change in Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Corporation's capital stock or the rights thereof, the dissolution or liquidation of Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

         15.2 Adjustments by the Committee. In the event of any change in capitalization affecting the Common Stock of Corporation, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Committee, in its sole discretion, may deem appropriate to reflect such change, shall be made with respect to the aggregate number of Shares for which Awards in respect thereof may be granted under the Plan, the maximum number of Shares which may be sold or awarded to any Participant, the number of Shares covered by each outstanding Award, and the base price or purchase price per Share in respect of outstanding Awards. The Committee may also make such adjustments in the number of Shares covered by, and price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends), of Corporation assets to shareholders.

                                   ARTICLE 16
                            AMENDMENT AND TERMINATION

         Without further approval of Corporation's shareholders, the Board may at any time terminate the Plan, or may amend it from time to time in such respects as the Board may deem advisable, except that the Board may not, without approval of the shareholders, make any amendment which would (i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the aggregate number of shares of Common Stock which may be issued under the Plan (except for adjustments pursuant to Article 15 of the Plan), or
(iii) materially modify the requirements as to eligibility for participation in the Plan. Without further shareholder approval, the Board may amend the Plan to take into account changes in applicable securities, federal income tax laws, and other applicable laws. Further, should the provisions of Rule 16b-3, or any successor rule, under the Exchange Act be amended, the Board, without further shareholder approval, may amend the Plan as necessary to comply with any modifications to such rule. The provisions of Article 14 may not be amended more than once every six months, other than to conform with changes in the Code or in Rule 16b-3 under the Exchange Act.

                                   ARTICLE 17
                                  MISCELLANEOUS

         17.1 Tax Withholding. Corporation shall have the right to deduct from any settlement of any Award under the Plan, including the delivery or vesting of Shares, any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of Corporation to satisfy all obligations for the payment of such taxes. The recipient of any payment or distribution under the Plan shall make arrangements satisfactory to Corporation for the satisfaction of any such withholding tax obligations. Corporation shall not be required to make any such payment or distribution under the Plan until such obligations are satisfied.

         17.2 Unfunded Plan. The Plan shall be unfunded and Corporation shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of Corporation to any person with respect to any Award under the Plan shall be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of Corporation.

         17.3 Payments to Trust. The Committee is authorized to cause to be established a trust agreement or several trust agreements whereunder the Committee may make payments of amounts due or to become due to Participants in the Plan.

         17.4 Annulment of Awards. Any Award Agreement may provide that the grant of an Award payable in cash is revocable until cash is paid in settlement thereof or that grant of an Award payable in Shares is revocable until the Participant becomes entitled to the certificate in settlement thereof. In the event the employment (or service as a Non-Employee Subsidiary Director or a Consultant) of a Participant is terminated for cause (as defined below), any Award which is revocable shall be annulled as of the date of such termination for cause. For the purpose of this Section 17.4, the term "for cause" shall have the meaning set forth in the Participant's employment agreement, if any, or otherwise means any discharge (or removal) for material or flagrant violation of the policies and procedures of Corporation or for other job performance or conduct which is materially detrimental to the best interests of Corporation, as determined by the Committee.

         17.5 Engaging in Competition With the Corporation. Any Award Agreement may provide that, if a Participant terminates employment (or service as a
Non-Employee Subsidiary Director or a Consultant) with Corporation or a Subsidiary for any reason whatsoever, and within a period of time (as specified in the Award Agreement) after the date thereof accepts employment with any competitor of (or otherwise engages in competition with) Corporation, the
Committee, in its sole discretion, may require such Participant to return to Corporation the economic value of any Award that is realized or obtained (measured at the date of exercise, Vesting, or payment) by such Participant at any time during the period beginning on the date that is six months prior to the date of such Participant's termination of employment (or service as a Non-Employee Subsidiary Director or a Consultant) with Corporation.

         17.6 Other Corporation Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by Corporation or a Subsidiary unless expressly so provided by such other plan or arrangements, or except where the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards, or payments under any other Corporation or Subsidiary plans, arrangements, or programs. The Plan notwithstanding, Corporation or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain, and reward employees and directors for their service with Corporation and its Subsidiaries.

         17.7 Securities Law Restrictions. No Shares shall be issued under the Plan unless counsel for Corporation shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Shares delivered under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         17.8 Governing Law. Except with respect to references to the Code or federal securities laws, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the state of Maryland.

                                   ARTICLE 18
                              SHAREHOLDER APPROVAL

         The adoption of the Plan and the grant of Awards under the Plan are expressly subject to the approval of the Plan by Corporation's shareholders holding a majority of Corporation's outstanding Shares.